ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                   SUPPLEMENT, DATED NOVEMBER 22, 2002, TO THE
   AIM LIFETIME AMERICA VARIABLE ANNUITY SERIES PROSPECTUS DATED JUNE 3, 2002

FOR CONTRACTS ISSUED ON OR AFTER NOVEMBER 22, 2002:
The purpose of this supplement is to change disclosures in the above-referenced prospectus for the AIM Lifetime America Variable Annuity Series of contracts ("Contracts") offered by Allstate Life Insurance Company of New York. Please read this supplement carefully and retain it for future reference. This supplement is not valid unless it is accompanied or preceded by a current prospectus for the Contracts. The terms we use in this supplement have the same meanings as in the prospectus for the Contracts.

Page 21: Replace the first paragraph under the heading "Guarantee Periods" with the following:

Each payment or transfer allocated to a Guarantee Period earns interest at a specified rate that we guarantee for a period of years. Guarantee Periods may range from 1 to 10 years. We are currently offering Guarantee Periods of 1, 3, 5, and 7 years for the AIM Lifetime America Classic(sm) and 1 year for the AIM Lifetime America Regal(sm). We are currently not offering any Guarantee Periods for the AIM Lifetime America Freedom(sm). In the future we may offer Guarantee Periods of different lengths or stop offering some Guarantee Periods.

You select the Guarantee Period for each payment or transfer. If you do not select a Guarantee Period, we will assign the same period(s) you selected for your most recent purchase payments(s), if available.

Page 22: Replace the first paragraph under the heading "Renewals" with the following:

Prior to the end of each Guarantee Period, we will mail you a notice asking you what to do with your money, including the accrued interest. At the end of a Guarantee Period, we will automatically renew the Guarantee Period value to a new Guarantee Period of the shortest duration available, to be established on the day the previous Guarantee Period expired, or to the Money Market Variable Sub-account if no Guarantee Periods are available at the time of expiration of the previous Guarantee Period. Please consult with your representative. During the 30-day period after the end of the Guarantee Period, you may:

         1) Take no action. We will automatically apply your money to a Guarantee Period of the shortest duration available or the Money Market Variable Sub-account. The new Guarantee Period will begin on the day the previous Guarantee Period ends. Please consult with your representative. The new interest rate will be the rate in effect on the 1st day of the New Period; or